Exhibit 10.60

Execution Version

ELEVENTH AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

THE GUARANTORS,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

ROYAL BANK OF CANADA,

as Syndication Agent,

KEYBANK NATIONAL ASSOCIATION

AND

ROYAL BANK OF CANADA,

as Joint Arrangers,

AND

THE LENDERS SIGNATORY HERETO

DATED AS OF NOVEMBER 12, 2012

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Eleventh Amendment”) dated as of November 12, 2012 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that certain First Amendment dated as of April 14, 2008, as amended by that certain Second Amendment dated as of December 23, 2008, as amended by that certain Third Amendment dated as of April 20, 2009, as amended by that certain Fourth Amendment dated December 18, 2009, as amended by that certain Fifth Amendment dated as of August 30, 2010, as amended by that certain Sixth Amendment dated effective as of August 2, 2011, as amended by that certain Seventh Amendment dated as of September 30, 2011, as amended by that certain Eighth Amendment dated as of December 22, 2011, as amended by that certain Ninth Amendment dated as of May 7, 2012, and as amended by that certain Tenth Amendment to Credit Agreement dated as of August 31, 2012 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Guaranty and Collateral Agreement dated as of September 28, 2007 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend, waive, and make certain determinations regarding, certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eleventh Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Eleventh Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendment to Section 9.01(b) of the Credit Agreement. Section 9.01(b) is hereby amended and restated in its entirety to read as follows:

(b) Ratio of Total Debt to EBITDAX. The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of Total Debt as of such date to EBITDAX for the period ending on such day to be greater than 4.25 to 1.00.

Section 3. Offering of Senior Debt. Pursuant to a letter dated November 7, 2012 (the “Senior Debt Offering Notice Letter”), the Borrower, pursuant to Section 8.01(t), has notified the Administrative Agent and the Lenders of an offering of Senior Debt referred to therein and provided certain documents relating thereto. The Administrative Agent and the Lenders:

(a) waive the requirement in Section 8.01(t) that the Borrower provide the Lenders with any document relating to such Senior Debt other than the documents described in and provided with the Senior Debt Offering Notice Letter (provided that the Borrower shall promptly (i) notify the Administrative Agent upon the issuance of such Senior Debt and the amount and final pricing terms thereof and (ii) deliver to the Administrative Agent when available copies of the final preliminary offering memorandum, the offering memorandum, the indenture and the note purchase agreement relating to such Senior Debt);

(b) have determined, pursuant to Section 9.02(j)(ix), that, so long as (i) such Senior Debt is on the same or substantially similar terms as those contained in the draft preliminary offering memorandum referred to in the Senior Debt Offering Notice Letter, (ii) the non-default interest rate per annum on such Senior Debt does not exceed 13% per annum, and (iii) the closing of the issuance of such Senior Debt occurs on or before February 28, 2013, such Senior Debt and any guarantees thereof are on terms, taken as a whole, at least as favorable to the Borrower and the Subsidiaries as market terms for issuers of similar size and credit quality given prevailing market conditions; and

(c) confirm that:

(i) Section 9.02(j)(vi), which requires the net cash proceeds of such Senior Debt to be applied to the prepayment of the Second Lien Term Debt, applies only to a portion of the net proceeds of the issuance of such Senior Debt sufficient to prepay the Second Lien Term Debt in full, and

(ii) for purposes of Section 9.02(j)(x), the change-of-control and asset-sale-tender-offer provisions described in the documents accompanying the Senior Debt Offering Notice Letter are customary.

The foregoing waiver, determination and confirmation is granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein. Making the waiver, determination and confirmation set forth herein does not and should not be construed to be an assurance or promise that determinations will be granted in the future.

Section 4. Conditions Precedent. This Eleventh Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Eleventh Amendment Effective Date”):

4.1 Eleventh Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Eleventh Amendment from the Borrower, each other Obligor and the Required Lenders.

4.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Eleventh Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP).

4.3 No Default. No Default or Event of Default shall be continuing as of the Eleventh Amendment Effective Date.

Section 5. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Eleventh Amendment, after giving effect to the terms of this Eleventh Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Eleventh Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Eleventh Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Eleventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eleventh Amendment.

6.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Eleventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Eleventh Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eleventh Amendment.

6.3 Loan Document. This Eleventh Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4 Severability. Any provision of this Eleventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.5 Successors and Assigns. This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.6 Counterparts. This Eleventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Eleventh Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Eleventh Amendment.

6.7 No Oral Agreement. THIS WRITTEN ELEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.8 Governing Law. THIS ELEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.9 Release of Lenders. IN CONSIDERATION OF THIS ELEVENTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH OTHER OBLIGOR HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OTHER OBLIGOR, WHICH BORROWER, ANY OTHER OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE ELEVENTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE ELEVENTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed effective as of the Eleventh Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer

REX ENERGY I, LLC
R.E. GAS DEVELOPMENT, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer

Eleventh Amendment

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ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and Lender

	By:	/s/ Paul J. Pace
Paul J. Pace
Senior Vice President

Eleventh Amendment

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LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

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M&T BANK

By:	/s/ David J. Ladori
Name:	David J. Ladori
Title:	Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Vice President

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BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

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UNION BANK, N.A.

By:	/s/ Zachary Holly
Name:	Zachary Holly
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Assistant Vice President

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SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

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